TARONIS TECHNOLOGIES

Cleaner – Safer – Smarter

Q1 2020 Investor Presentation

NASDAQ: TRNX

Forward Looking Statements

This presentation forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Taronis Technologies Corporate Mission Statement:

Cleaner: Our solutions address the global fresh water scarcity issue through leading water conservation & water reclamation technologies.

Safer: Our technology must offer a clear safety benefit vs. the incumbent solutions on the market today.

Smarter: Our products must deliver a compelling economic benefit to our clients through cost savings and greater efficiency.

Corporate Summary

- Founded in 2007, based in Phoenix, Arizona
- 11 Employees

- 30+ years to develop by MIT & Harvard faculty
- 17 licensed global patents, multiple trade secrets

- We serve three distinct water markets with differing technology solutions: commercial, agriculture, and medical

- Successfully commercialized our Water Pilot product for commercial sale, scaling rapidly in the US
- Agriculture market is now in the commercialization phase
- Medical solution is currently in the independent validation phase

WATER PILOT®
PROPRIETARY WATER TECHNOLOGY LLC.

- We acquired a controlling interest in the Water Pilot in May 2019.

- The technology uses a minimally invasive valve installed at the water main point of entry to the building. Prior management had conducted 200+ pilot phase installs to validate impact.

- Empirical evidence shows 20%+ reduction in water consumption, up to 35% reduction in utility billings. The second generation valve design is now patent pending.




WATER PILOT
PROPRIETARY WATER TECHNOLOGY LLC.

Water Pilot Revenue Model

WATER PILOT LLC.
PROPRIETARY WATER TECHNOLOGY

- Our revenue model includes upfront valve installation sales and a leak monitoring recurring revenue model.

- Installs range from $5,000 to $100,000 per install based on size of building.

- We launched a paid install model in Q3 2019 and generated $0.2 million in sales from less than 50 installs.

- We ramped up the sales force from one to more than 20 inside and outside sales reps.

- There is a backlog of over $250,000 in January, ramping rapidly.



5 Year Revenue Outlook
Annual Sales in $Millions
40
35
30
25
20
15
10
5
0
2019
2020P
2021P
2022P
2023P
2024P

Water Pilot Target Market

Representative Franchisee Clients

Our core target markets include:

- **Restaurants & Hospitality:** We have extremely strong data showing savings to restaurants and hotel operators. Many of our largest scalable clients are franchise operators with 100+ locations.

- **Retail:** We target national retailers with strong sustainability mandates.

- **Medical:** Hospitals, assisted living and other high volume water consumers are all a high priority.

- **High Density Living:** Large scale apartment operators and REITS are a prime market.

Our Plasma Arc Sterilization Technology


High Heat Area
Granite Venturi
Granite Venturi
Electrode
Gasification Zone
Plasma Arc
Electrode

- Our patented system enables fluid to efficiently pass through a submerged plasma arc.
- As the contaminated fluid passes through the arc, the materials are instantaneously sterilized.
- We have independent validation that we can eradicate a wide range of common pathogens.
- Our technology also breaks down complex molecular compounds such as ammonia and pharmaceutical wastes.
- Our process also ionizes metals, enabling for targeted metal reclamation.

Internationally Recognized Technology Validation

•The USDA funded 50% of an 18 month program that fully validated the efficacy of our technology.

•Project concluded in Q3 2019. We are now well positioned for multiple additional grant opportunities within the USDA.

•We also anticipate opportunities with the US EPA and multiple state agencies.

•We are internationally recognized as a presenter at the International Soil & Water Conservation Society's annual conference in August 2019.

USDA

SOIL AND WATER CONSERVATION SOCIETY

Priority Stakeholders

Why Prioritize the Hog Industry as our Initial Market for Commercialization:

•Hog waste is 95%+ water, making it ideal for our current sterilization process.

•The hog industry is highly water-intense, focused on constant and scaled water reuse.

•A typical hog farm reuses 30,000+ gallons of water per day.

•Our solution eliminates pathogens and ammonia while providing significant water quality, air quality and improved health risk metrics.

Commercial Pilot Programs

Our Current Commercial Pilot Programs for the Hog Industry:

•**Water Treatment:** A large scale, 300 KW permanent fixture operated in conjunction with an anaerobic digestion facility at a hog farm. The goal is to treat ~30,000 gallons of contaminated water per day, eliminating pathogens, ammonia, odor, etc. Revenue model is to treat the water at $0.01 per gallon, generating ~$0.1MM per farm, per year.

•**Mobile Lagoon Treatment:** A mobile platform designed to treat lagoons on an as needed basis. During hurricanes, flooding or under other conditions, the lagoon may need periodic treatment. Ability to address infrequent treatment of smaller contract farms.

•**Waste Mining for Metal Recovery:** Our technology enables the recovery of valuable supplements such as iron, copper, zinc, potassium and phosphorus trapped in animal waste sediment contained in lagoons.

The average lagoon has over $1MM in metals. This is a our greatest revenue generating opportunity.

Emerging Medical Applications

- The European Union has conducted multiple studies regarding the health risks of organically contaminated "black water" generated from hospitals.

- Taronis has previously applied for EU supported grants with CEW and HM Hospitales to validate the efficacy of our technology for black water treatment.

- CEW is the leading water technology engineering organization in Europe today, and HM Hospitales is a large scale hospital operator based in Madrid, Spain.

- Taronis has proposed bypassing the grant process and taking this directly to a commercialized validation model based on our findings from the USDA project.

cew
centre of expertise **water technology**

hm hospitales

Management & Board of Directors

Management

Scott Mahoney, CFA
Chief Executive Officer, President and Director

Tyler Wilson, Esq.
Chief Financial Officer, General Counsel, Secretary

Richard Conz
Chief Technology Officer

Board of Directors

Robert Dingess
Independent Chairman of the Board

Scott Mahoney, CFA
Chief Executive Officer, Director

Kevin Pollack
Independent Director

William Staunton
Independent Director

Key Corporate Relationships

Auditors:

MARCUM
ACCOUNTANTS ▲ ADVISORS

Securities Counsel:

ANTHONY L.G., PLLC
A CORPORATE LAW FIRM

UK Advisors:

INNOVATOR CAPITAL

EU Advisors:

EY
Building a better working world